Exhibit 10.26

AMENDMENT TO WARRANTS

This Amendment to Common Stock Purchase Warrants (this “Amendment”) dated this 8th day of October, 2024, by and among Inspire Veterinary Partners, Inc., a Nevada corporation (the “Company”) and [    ] (the “Holder”).

WHEREAS, the Holder is the owner of that certain Common Stock Purchase Warrant to purchase 2,500,000 shares of Class A common stock, dated of July 12, 2024, issued by the Company to the Holder (the “Original Warrant”); and

WHEREAS, Section 5 of the Original Warrant provides that the provisions of the Original Warrant may only be amended by an instrument in writing signed by the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Original Warrant as more particularly set forth below.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, hereby agree as follows:

1. Conforming Changes. Effective upon the closing of the offering pursuant to the Company’s registration statement on Form S-1 (File No. 333- 280194) as amended (the “Offering”), the Exercise Price (as defined in the Original Warrant) of the Original Warrant is hereby amended to $0.20, subject to further adjustment as set forth in the terms and conditions of the Original Warrant.

2. Full Force and Effect. All other terms of the Original Warrant are not amended hereby and shall remain in full force and effect, except as otherwise set forth in this Amendment. The parties hereby ratify and confirm the terms and conditions of the Original Warrant, as supplemented and amended by this Amendment.

3. Recitals. The Recitals above are true and correct and are hereby incorporated by reference.

4. Applicable law. The substantive laws of the applicable state, as well as terms regarding forum and jurisdiction, as originally provided in the Original Warrant shall govern the construction of this Amendment and the rights and remedies of the parties hereto.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INSPIRE VETERINARY PARTNERS, INC.

By:
Name:	Kimball Carr
Title:	Chief Executive Officer

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